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                                                                      Exhibit 24

                               POWER OF ATTORNEY

         We, the undersigned directors of The O'Gara Company (the "Company") hereby appoint Wilfred T. O'Gara and Nicholas P. Carpinello or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Company's 1996 Stock Option Plan, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statement and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 8th day of May, 1997.

       Signature                             Title

/s/ THOMAS M. O'GARA                         Director
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    Thomas M. O'Gara

/s/ WILFRED T. O'GARA                        Director
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    Wilfred T. O'Gara

/s/ RAYMOND E. MABUS                         Director
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    Raymond E. Mabus

/s/ HUGH E. PRICE                            Director
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    Hugh E. Price

/s/ JERRY E. RITTER                          Director
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    Jerry E. Ritter

/s/ WILLIAM S. SESSIONS                      Director
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    William S. Sessions